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Exhibit 10.4

[LOGO]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1
Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
 SUBMIT IN DUPLICATE

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.
Shaanxi New Taohuayuan Culture Tourism Co., Ltd.
Name of merging entity
	People's Republic of China Jurisdiction	corporation Entity type*
Name of merging entity
	Jurisdiction	Entity type*
Name of merging entity
	Jurisdiction	Entity type*
Name of merging entity
	Jurisdiction	Entity type*
and,
New Taohuayuan Culture Tourism Co., Ltd.
Name of surviving entity
	Nevada Jurisdiction	corporation Entity type*
*
Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

[LOGO]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2
Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY
2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger—NRS 92A.1 90):
Attn:
c/o:
3)	(Choose one)
	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
4)
Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):
	(a)	Owner's approval was not required from
Shaanxi New Taohuayuan Culture Tourism Co., Ltd. Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
and, or;
New Taohuayuan Culture Tourism Co., Ltd. Name of surviving entity, if applicable
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

[LOGO]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3
Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY
(b)	The plan was approved by the required consent of the owners of*:
Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
and, or;
Name of surviving entity, if applicable

*
Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

[LOGO]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4
Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY
(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
Name of merging entity, if applicable
and, or:
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

[LOGO]	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5
Important: Read attached instructions before completing form.		ABOVE SPACE IS FOR OFFICE USE ONLY
5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:
None

6)	Location of Plan of Merger (check a or b):
☒ (a) The entire plan of merger is attached;
or,
☐
(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).
7)	Effective date (optional)**:
*
Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent—Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**
A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003 Revised on: 10/24/03

AGREEMENT AND PLAN OF MIGRATORY MERGER

BY AND AMONG

SHAANXI NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.

AND

NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.

TABLE OF CONTENTS

ARTICLE I—The Migratory Merger		1
1.1	Merger	1
ARTICLE II—Terms of the Merger		1
2.1	Terms of Merger; Effective Time	1
2.2	Exemption from Registration	2
ARTICLE III—Representation and Warranties of New Tao		2
3.1	Organization	2
3.2	Capital	2
3.3	Directors and Officers	2
3.4	Authority	2
ARTICLE IV—Representations and Warranties of Shaanxi		3
4.1	Organization	3
4.2	Capital	3
4.3	Directors and Officers	3
4.4	Authority	3
ARTICLE V—Closing		3
5.1	Closing	3
ARTICLE VI—Termination		3
6.1	Termination by Mutual Consent	3
ARTICLE VII—Miscellaneous		4
7.1	Captions and Headings	4
7.2	No Oral Change	4
7.3	Non-Waiver	4
7.4	Time of Essence	4
7.5	Entire Agreement	4
7.6	Choice of Law	4
7.7	Counterparts	4
7.8	Notices	4
7.9	Binding Effect	4
7.10	Mutual Cooperation	4
7.11	Announcements	4
7.12	Exhibits	5
7.13	Legal Counsel	5
7.14	Facsimile Signatures	5

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER ("Agreement") made this                day of November, 2004, by and between Shaanxi New Taohuayuan Culture Tourism Co., Ltd., a People's Republic of China corporation ("Shaanxi"), and New Taohuayuan Culture Tourism Co., Ltd., a Nevada Corporation ("New Tao").

EXPLANATORY STATEMENT

        A.    Shaanxi desires to acquire all of the issued and outstanding common stock of New Tao from New Tao's security holders in exchange for newly issued unregistered shares of common stock of Shaanxi; and

        B.    New Tao desires to redomicile its corporate existence from the People's Republic of China to Nevada, United States of America.

        C.    In furtherance of the foregoing, New Tao and Shaanxi are desirous of effecting a merger, all upon the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the foregoing Explanatory Statement, which is made a substantive part of this Agreement and the mutual promises, covenants and representations contained herein, the parties agree as follows:

ARTICLE I

The Migratory Merger

        1.1    Merger.    Subject to the terms and conditions of this Agreement, Shaanxi shall be merged with and into New Tao in a transaction intended to qualify as a tax-free reorganization pursuant to Sections 368(a)(1)(A) and (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE II

Terms of the Merger

        2.1    Terms of Merger; Effective Time.    The terms of the merger (the "Merger") are as follows:

          (a)   Shaanxi shall be merged with and into New Tao in accordance with the statutory provisions of the Nevada Revised Statutes ("NRS").

          (b)   New Tao shall be the surviving corporation (the "Surviving Corporation"), and the corporate identity, existence, purposes, powers, franchises, rights, and immunities of New Tao shall continue unaffected and unimpaired by the Merger. The corporate identity, existence, purposes, powers, franchises, rights, and immunities of Shaanxi shall be merged into the Surviving Corporation, and the Surviving Corporation shall be fully vested therewith.

          (c)   Immediately after the Closing (as hereinafter defined), the Merger shall be effected by filing with the Secretary of State of Nevada the Articles of Merger (the "Articles of Merger") in accordance with the relevant provisions of the NRS. The time at which the Articles of Merger are filed with the Secretary of State of Nevada shall be the "Effective Time" of the Merger.

          (d)   Except insofar as specifically otherwise provided by law, Shaanxi shall cease to exist at the Effective Time, whereupon the separate existence of New Tao and Shaanxi shall become a single corporation.

          (e)   The Articles of Incorporation and Bylaws of New Tao shall be the certificate of incorporation and bylaws of the Surviving Corporation.

          (f)    At the Effective Time, without any action by the holder thereof, all 100,000,000 issued and outstanding shares of Shaanxi's common stock (collectively, "Shaanxi Common Stock") shall be deemed cancelled and converted on a pro-rata basis, into the right to receive 17,027,328 shares of common stock, $.001 par value, of New Tao (the "New Tao Common Stock") as of the Closing

  Date (the "Merger Consideration"). The Merger Consideration shall be prorated among the Shaanxi stockholders in accordance with their fractional ownership of Shaanxi.

          (g)   At the Effective Time, New Tao shall issue certificates evidencing such number of shares of New Tao Common Stock issuable to holders of Shaanxi Common Stock in the Merger pursuant to Section 2.1(f).

          (h)   Each option to purchase shares of New Tao Common Stock (collectively, the "New Tao Options") that is outstanding immediately prior to the Effective Time, without regard to whether such option is then exercisable, shall, by virtue of the Merger and without any further action on the part of the holder thereof, be assumed by New Tao and converted into an option (a "Substitute Option") to purchase that number of shares of New Tao Common Stock equal to the number of shares of Shaanxi Common Stock subject to such Shaanxi Option immediately prior to the Effective Time in accordance with Schedule 2.1, at an exercise price per share of Shaanxi Common Stock equal to the exercise price per share of such New Tao Option immediately prior to the Effective Time. The terms and conditions of each Substitute Option, including any acceleration of vesting and/or exercisability thereof, shall otherwise be the same as the related Shaanxi Option.

          (i)    If any certificate representing Shaanxi Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by New Tao, the posting by such person of a bond, in such reasonable amount as New Tao may direct, as indemnity against any claim that may be made against it with respect to such certificate, New Tao will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration and any dividends or other distributions to which the holders thereof are entitled pursuant to this Agreement.

        2.2    Exemption from Registration.    The parties hereto intend that all Shaanxi common stock to be issued to the stockholders of New Tao (collectively, the "New Tao Stockholders") shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) and/or Rule 506 of the Act and the rules and regulations promulgated thereunder.

ARTICLE III

Representations and Warranties of New Tao

        New Tao hereby represents and warrants to Shaanxi that:

        3.1    Organization.    New Tao is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where required.

        3.2    Capital.    The authorized capital stock of New Tao consists of 50,000,000 authorized shares of $.001 par value common stock and 10,000,000 authorized shares of $.001 par value preferred stock. There are currently no shares of New Tao Common Stock outstanding and no shares of preferred stock outstanding. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating New Tao to issue or to transfer from treasury any additional shares of its capital stock of any class.

        3.3    Directors and Officers.    The names and titles of the directors and officers of New Tao as of the date of this Agreement are as follows: Chen Jingmin—Board Chairman, Cai Danmei—Chief Executive Officer and Board Vice Chairman, Liu Bo—Director and Secretary, Hu Yangxiong—Director, Zhao Jianwen—Director and Wang Changzhu—Director.

        3.4    Authority.    The Board of Directors and stockholders of New Tao have authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and

2

New Tao has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of New Tao and is enforceable in accordance with its terms and conditions.

ARTICLE IV

Representations and Warranties of Shaanxi

        Shaanxi represents and warrants to New Tao that:

        4.1    Organization.    Shaanxi is a corporation duly organized, validly existing and in good standing under the laws of the People's Republic of China. Shaanxi has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each jurisdiction as required.

        4.2    Capital.    The authorized capital stock of Shaanxi consists of 100,000,000 shares of Shaanxi Common Stock of which 100,000,000 shares of Shaanxi Common Stock are issued and outstanding and no shares of preferred stock are outstanding. All of Shaanxi's outstanding securities are duly and validly issued, fully paid and nonassessable. There are (i) no shares of Shaanxi Common Stock held in treasury and (ii) no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Shaanxi to issue or to transfer from treasury any shares of its capital stock of any class except shares issuable under this Agreement.

        4.3    Directors and Officers.    The names and titles of the officers and directors of Shaanxi as of the date of this Agreement are as follows: Chen Jingmin—Board Chairman, Cai Danmei—Chief Executive Officer and Board Vice Chairman, Liu Bo—Director and Secretary, Hu Yangxiong—Director, Zhao Jianwen—Director and Wang Changzhu—Director.

        4.4    Authority.    Shaanxi and the stockholders of Shaanxi have authorized the execution of this Agreement and the transactions contemplated herein, Shaanxi has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Shaanxi and is enforceable in accordance with its terms and conditions.

ARTICLE V

Closing

        5.1    Closing.    The Closing of this Agreement shall be held at the offices of Shaanxi's law firm, the Law Office of Gary A. Agron, 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111, at any mutually agreeable time on November     , 2004 (the "Closing Date"), unless extended by mutual agreement. At the Closing:

          (a)   New Tao shall deliver to the Shaanxi Stockholders the shares of New Tao set forth in Section 2.1(f) above.

          (b)   Shaanxi shall deliver to New Tao such documents as are reasonably requested by New Tao's counsel for implementation of this Agreement and consummation of the transaction contemplated hereby.

ARTICLE VI

Termination

        6.1    Termination by Mutual Consent.    This Agreement may be terminated at any time prior to Closing by the mutual consent of Shaanxi and New Tao.

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ARTICLE VII

Miscellaneous

        7.1    Captions and Headings.    The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

        7.2    No Oral Change.    This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

        7.3    Non-Waiver.    The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

        7.4    Time of Essence.    Time is of the essence of this Agreement and of each and every provision hereof.

        7.5    Entire Agreement.    This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

        7.6    Choice of Law.    This Agreement and its application shall be governed by the laws of the state of Nevada.

        7.7    Counterparts.    This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.8    Notices.    All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Shaanxi:	Shaanxi New Taohuayuan Culture Tourism Co., Ltd. 1# Dongfeng Road Xi'an Weiyang Tourism Development District Xi'an, China
New Tao:	New Taohuayuan Culture Tourism Co., Ltd. 1# Dongfeng Road Xi'an Weiyang Tourism Development District Xi'an, China

        7.9    Binding Effect.    This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

        7.10    Mutual Cooperation.    The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

        7.11    Announcements.    The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

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        7.12    Exhibits.    As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

        7.13    Legal Counsel.    Each of the parties has been represented by its own legal counsel.

        7.14    Facsimile Signatures.    A facsimile signature shall be deemed an original signature for all purposes.

        In witness whereof, the parties have executed this Agreement on the date indicated above.

SHAANXI NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.		NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.
By:	/s/ CAI DANMEI Cai Danmei, Chief Executive Officer	By:	/s/ CAI DANMEI Cai Danmei, Chief Executive Officer

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  Exhibit 10.4